Arotech Corporation

2012

And Beyond

February 2012

AROTECH

Safe Harbor Statement

This presentation may contain forward-looking statements.

These statements should be viewed in the context of the risk factors articulated in Arotech's most recent SEC filings.

AROTECH

Arotech Mission

Arotech products significantly enhance security for militaries and municipalities by offerings that substantially improve performance and reliability.

AROTECH

Arotech Divisions





- **Power Systems**
  Primary batteries
  Rechargeable batteries & chargers
  SWIPES/ Soldier Worn Integrated Power System

- **Training & Simulation**
  Transit & combat driving simulation
  Use-of-Force training
  Motion dynamics for engineers

AROTECH

Financial Overview

Arotech Corporation

2008 through 2010(A), 2011(E), 2012 (B)

ARTX * Profit and loss statement in thousands of USD	2008 Actual	2009 Actual	2010 Actual	2011 Estimate	2012 Budget
REVENUE $	51,187	57,027	54,238	62,120	77 - 79,000
ADJUSTED EBITDA $	1,998	2,736	2,743	1,730	2 - 2,500

*ALL YEARS / FINANCIAL RESULTS WITHOUT ARMOR

- Revenue for 2012 is forecasted to improve over 25% from comparable figures in 2011
- Revenue for 2011 is estimated to improve almost 15% from comparable figures in 2010

AROTECH

Global

2012

- Revenue guidance
  - **$77 - 79 million**
- EBITDA forecast for 2012 reflects additional development costs of $500K in the Power Systems Division

AROTECH

Global

Financial Condition

- Approximate net worth $45 million
- $10 million credit line
- Backlog today at $90 million

AROTECH

Financial Overview

ABPS – Power Systems Group

2008 through 2010(A), 2011(E), & 2012(B)

Battery Profit and Loss Statement (thousands of USD)	2008 Actual	2009 Actual	2010 Actual	2011 Estimate	2012 Budget
REVENUE $	15,154	17,821	18,676	19,254	20 - 21,000
ADJUSTED EBITDA $	869	988	1,067	953	500*

*AFTER $500K EXTRAORDINARY INVESTMENT IN DEVELOPMENT – PRODUCT AND MARKET

Electric Fuel

EFB

AROTECH

ABPS



Products

- Lithium Ion Primary & Rechargeable Batteries
  - Communications equipment, thermal imaging systems
  - Missile firing controls
- Multi-cavity chargers
- Batteries for Sea, Ground, Air & Space
  - Equipment from small UAV craft to huge submersibles
- Zinc-air
  - Military communications equipment
- WAB
  - Vest & lifejacket safety lights


SWIPES
EFB

AROTECH

SECUMAR
BALTIC
LIFEJACKETS SWEDEN
SWITLIK
EAM
ZODIAC AEROSPACE



ABPS

Customers



U.S. ARMY
ARMY STRONG®

RANGER







Elbit Systems

RAFAEL
ADVANCED DEFENSE SYSTEMS LTD.

IAI MLM DIVISION
Systems Missiles and Space Group
ISRAEL AEROSPACE INDUSTRIES LTD

SWIPES





- SWIPES product named “ONE OF THE U.S. ARMY’S TEN GREATEST INVENTIONS OF 2011”
- The **S**oldier **W**earable **I**ntegrated **P**ower **E**quipment **S**ystem utilizes the MOLLE vest and integrates electronics and communications equipment with an advanced battery power source
- Reduces battery weight soldiers carry by up to 30%
- First order Dec 2011; orders steadily increasing

AROTECH

ABPS | Special Batteries | Large Format / Hi Energy


Satellite


Submarine



Rocket Launcher


UAV


Starter Kit

AROTECH

ABPS

Power Systems Group

Underwater: UAV



- Li-Ion energy packs for underwater vehicles.
- Much better energy density then standard lead acid packs.
- Innovative control and protection system.
- Smart pack command and control features

AROTECH

ABPS

Power Systems Group

Ground: Starter Kit



- Advanced starter kit for tanks
- Ultra-high power rechargeable, light-weight, portable power-pack can deliver up to 3,000 peak Amps current
- Power pack for starting heavy vehicles in situations where standard battery fails
- Program status: 1st system to be delivered Q1 ’12

AROTECH

ABPS

Power Systems Group

Air: UAV



- Back-up batteries and chargers for high-end UAVs
- Battery has outstanding power and energy density
- Battery's ruggedized construction withstands environmental conditions and operation in temperature ranges -60C° to +60C°
- Program status: 1st battery delivery Q1 '12

AROTECH

ABPS

Power Systems Group

Space: Launcher


Ariane 5 - May 14
ESA

- High-end rechargeable batteries for space rockets
- Operation in extreme environmental conditions
- Replaces old Silver-Zinc batteries
- Ultra-high power density
- Program status: deliver first set of batteries for operational use Q1 '13

AROTECH

ABPS | Power Systems Group

Space: Satellite



- Main battery for GEO and LEO satellites
- Battery to be built with commercial Li-Ion cells selected and assembled in a unique process to verify reliability of battery
- Program status:
  - Program began: Q1 ‘11
  - Operational battery estimated: 2014

AROTECH

Financial Overview

ATSD - Training & Simulation Group

2008 through 2010(A), 2011(E), & 2012(F)

Training & Simulation Profit and Loss Statement (thousands of USD)	2008 Actual	2009 Actual	2010 Actual	2011 Estimate	2012 Forecast
REVENUE $	36,033	39,206	35,562	42,866	56 - 58,000
ADJUSTED EBITDA $	6,312	6,450	6,012	5,173	6,000

AROTECH TRAINING & SIMULATION DIVISION

FAAC

IES Interactive Training

Realtime technologies, inc

AROTECH

Company History

1971
FAAC is founded (prior to its acquisition by Arotech)

1975
Begins 30+ year relationship with the U.S. Navy

1991
Develops its first fully-integrated interactive commercial driving simulator

1999
Develops the first bus simulator with panoramic view – establishing market presence in the municipal sector; FAAC wins MTVR-TS

2002
Fields the first Operator Driving Simulators (ODS) with the U.S. Army; Arotech Acquires IES Interactive Training

2004
Arotech acquires FAAC; FAAC wins CDT contract

2006
Arotech brings IES and FAAC under the same management team and re-locates IES from Littleton, CO to Ann Arbor, MI

2008
Arotech acquires Realtime Technologies

2010
The Company surpasses 350 simulators sold with over 175,000 operators trained



2011
The largest contract in Company history, VCTS, is signed with the U.S. Army, totaling $63 million with options for an additional $30 million

AROTECH

ATSD

"*Time and again, our simulation, training, and instrumentation and testing products have proven to excel at meeting the training objectives in the field, as well as saving time and money for the units using them.*"
Dr. James T. Blake, Program Executive Officer, STRI

Products




POLICE


ZAP

- Vehicle Driving Simulators
  - Military vehicles, transit (bus/rail), emergency responder, passenger vehicle, airport, commercial truck …
- Use of Force Trainers
  - MILO, FDU
- Weapon System Simulations
  - ZAP, Training Range Software, MACE
- Research & Engineering Tools
  - SimCreator, SimVista, SimObserver

AROTECH

ATSD

Customers

- Wheeled Vehicle Operators
  - Driving Simulators
    - Military, Municipal, and Commercial
- Public Safety Personnel
  - Judgment Skills / Use of Force Simulators
    - FBI, CAPOST, NYPD
- Research Institutions
  - Analysis Tools
    - Military, Municipal, and Commercial
- Aircrews
  - High-speed Accurate Missile Simulations
    - Training ranges and in-cockpit information displays

U.S. AIR FORCE

BOEING

U.S. ARMY

Overview of Business Areas

AROTECH

ATSD

2011E Revenue - $42.9M
Figures exclude warranty sales estimated around 4%

	Military Vehicle Simulators	Commercial/Municipal Vehicle Simulators	High Speed Weapons Simulation	Judgmental Use of Force	Research Simulation
					
2011E Revenue	47%	10%	17%	16%	6%
Description	▫ Provides high fidelity vehicle simulators for use in operator training for every wheeled vehicle platform in the U.S. military	▫ Designs and manufactures vehicle simulators for use in municipal end markets such as EMS, fire and police	▫ Provides weapon simulations used to train military pilots in the effective use of air-launched weapons, mostly for classified customers	▫ Provides training products focused on proper employment of hand-carried weapons, primarily for law enforcement personnel	▫ Specializes in multi-body vehicle dynamics modeling and graphical simulation for research and development solutions
Key Customers	▫ U.S. Army ▫ U.S. Marine Corps ▫ Department of Homeland Security	▫ CAPOST ▫ DHS ▫ New York City ▫ City of Toronto ▫ City of London ▫ Washington, DC	▫ U.S. Air Force ▫ U.S. Navy ▫ Raytheon ▫ Lockheed Martin ▫ Cubic ▫ Boeing ▫ Taiwan	▫ DHS ▫ FBI ▫ Most major U.S. municipalities (800 systems) ▫ Emerging international markets	▫ Major automotive companies ▫ Large, universities, including University of Minnesota, Beijing Jiaotong University, and University of Michigan
Key Products	▫ VCTS ▫ CDT ▫ ODS ▫ MTVR	▫ Police ▫ Bus ▫ Rail ▫ Fire & Rescue	▫ ZAP ▫ Training Range Software ▫ MACE	▫ MILO ▫ FDU	▫ SimCreator ▫ SimVista ▫ SimObserver

AROTECH







ATSD

VCTS – US Army Win





- Virtual Clearance Training Suites to train soldiers in convoy operations for IED detection and clearance.
- VCTS Award as Prime:
  - Contract Awarded in May, 2011
    - First Article Delivery March, 2012
    - Contract Size: $69.0 Million – 28 suites
    - Options up to $94.0 Million
    - Received $6M in engineering change proposals (ECP's) in 2011, with an additional $5M expected in 2012





AROTECH

ATSD

VCTS – US Army Win




- Virtual Clearance Training Suite (VCTS) teaches route clearance teams the tactics and techniques to detect, identify, & neutralize improvised explosive devices (IEDs)
  - $2.25 million dollars per suite for the base contract alone
  - Our new production facility in Ann Arbor houses an entire suite of four trailers
- The Program Executive Office for Simulation, Training & Instrumentation (PEO-STRI) is the Army's acquisition center for simulation, training, and testing solutions
- PEO-STRI oversees the Combined Arms Tactical Trainer Program (PM CATT), which awarded VCTS to Arotech and Arotech is well-positioned for upcoming PEO-STRI award of the CDT with a potential contract value of up to $350M.

AROTECH

ATSD

VCTS Simulation Vehicles



MPCV Buffalo



VMMD Husky



MMPV RG31/Panther



MTRS Talon

AROTECH

ATSD

VCTS Simulation Suite

28 suites to be delivered over next 28 months


IOS and 25 Seat AAR
IOS and 10 Seat AAR
IOS and 5 Seat AAR
MPCV
VMMD
MMPV
MMPV GUNNER
RIOS/AAR
MTRS
MMPV GUNNER
MMPV
MMPV
RIOS/AAR
VMMD
MTRS
MMPV
MMPV GUNNER

ATSD

VCTS Training Station

MPCV
Buffalo



Dual seat eyepoint geometry
204.02°
137.52°
204.02°
137.52°
Eyepoint location is selectable by switch between driver and co-driver
Split Eyepoint
Driver Eyepoint
Co-Driver Eyepoint



Threshold MPCV
Student Training Station

AROTECH







ATSD

USMC ODS
USMC OPERATOR DRIVING SIMULATOR





- 2007 sole source award focused on pre-deployment and Fleet readiness
- MTVR, M1114 Up-Armored HMMWV, Cougar Cat I & Cat II MRAP, Buffalo - each simulator capable of using a reconfigurable cabin
- Fixed base, Full-motion, Single & Dual Mobile Configurations
  - 59 systems delivered – USMC/USMCR
  - 4 systems delivered - USN/EOD
- 250,000 miles driven
- $5.7M award to add MATV capability and upgrade legacy cabs at schoolhouses to support USMC ODS baseline

AROTECH

ATSD

Common Driver Training

"CDT-1"

- Competitive PEO-STRI STOC Program – Teamed with SAIC
- Common simulator framework with interchangeable cabs to support Army-wide training requirements for multiple vehicles
- Stryker: FAAC lead for HW/SW development, integration, test, and install
- M1 & MRAP Variants: FAAC hardware vendor to SAIC for visual display systems, computational environment, and mobile trainer facility
- **Anticipating "CDT – 2" re-compete in 2012 with PEO-STRI estimated value up to $350M**

AROTECH

ATSD

Programs of Potential

- VCTS big win with significant contribution in 2012, 2013, 2014
- Common Driver Training "CDT - 2", a potential multi-million program, may be let in 2012
  - We are the incumbent on "CDT – 1" together with SAIC.



AROTECH

APBS

Programs of Potential

- "SWIPES" Soldier Worn Integrated Power Equipment System – for Militaries worldwide
- Batteries for Israeli Military and space programs
- Submarine battery for Israeli Navy



AROTECH

First Look at 2012

- Preliminary guidance: Revenue $77M – $79M
  - increase of 21% - 29% over 2011
- VCTS began to contribute in Q4 2011
  - Software mods will improve margins
- Investing portion of 2012 EBITDA for growth beyond 2012

AROTECH

Summary

- 2012 will be a challenge for all companies in the defense industry. Arotech is better positioned because of VCTS.
- Arotech is in a position to maintain its performance while demonstrating an ability to win new, significant, programs and grow substantially in 2013 and beyond